UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 9, 2020
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.          Regulation FD Disclosure.

On June 10, 2020, HP Inc. (the “Company”) announced the amendment of its previously announced cash tender offers for any and all of its outstanding 3.750% Global Notes due December 1, 2020, 4.300% Global Notes due June 1, 2021, 4.375% Global Notes due September 15, 2021 and 4.650% Global Notes due December 9, 2021 (such tender offers are collectively referred to as the “Tender Offers”).  A copy of the news release announcing the amendment of the Tender Offers, which describes the Tender Offers in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

The foregoing description and the other information in this Current Report on Form 8-K regarding the Tender Offers are included in this report solely for informational purposes.  The information reported in this Item 7.01, including the material attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01.          Other Events.

On June 9, 2020, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, for the issuance and sale by the Company of (i) $1,150,000,000 aggregate principal amount of its 2.200% notes due 2025, (ii) $1,000,000,000 aggregate principal amount of its 3.000% notes due 2027 and (iii) $850,000,000 aggregate principal amount of its 3.400% notes due 2030 ((i), (ii) and (iii) are collectively referred to as the “Notes”).  The Notes were registered under the Securities Act, pursuant to the Company's automatic shelf registration statement on Form S-3 (File No. 333-235474) filed with the Securities and Exchange Commission on December 12, 2019 (the “Registration Statement”).

The Underwriting Agreement is attached hereto as Exhibit 1.1.  The purpose of this Current Report is to incorporate by reference the Underwriting Agreement (attached hereto as Exhibit 1.1) into the Registration Statement.  By filing this Current Report, such exhibit and this Current Report are hereby incorporated by reference into the Registration Statement.

On June 10, 2020, the Company issued a press release announcing the pricing of the offering of the Notes.  A copy of the news release announcing the pricing of the offering of the Notes, which describes the offering of the Notes in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.2.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks, uncertainties and assumptions.  If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of the Company for future operations; any statements regarding the Tender Offers; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Other important factors that could cause the statements made in this document or the actual results of operations or financial condition of the Company to differ include, without limitation, that the Tender Offers are subject to market conditions and a number of other conditions and approvals, and the final terms of the Tender Offers may vary substantially as a result of market and other conditions.  There can be no assurance that the Tender Offers will be completed as described herein or at all.  Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected and other risks that are described in the Company’s filings with the Securities and Exchange Commission, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2020 and April 30, 2020, and the Company’s other filings with the Securities and Exchange Commission.  The Company assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01.          Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated June 9, 2020, by and among the Company, BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc. and J.P. Morgan Securities LLC.
99.1	HP Inc. News Release dated June 10, 2020.
99.2	HP Inc. News Release dated June 10, 2020.
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: June 10, 2020	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Global Head of Strategic Legal Matters and Assistant Secretary